                           LIBERTY FOCUS FUND CLASS A
                              STEIN ROE FOCUS FUND


                                SEMIANNUAL REPORT
                                 MARCH 31, 2001

CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Stephen E. Gibson's thoughts on the market and investing

PORTFOLIO MANAGER'S REPORT..................................      2

 An interview with the fund's portfolio manager

HIGHLIGHTS..................................................      4

PORTFOLIO OF INVESTMENTS....................................      6
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................      8

 Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................     11

FINANCIAL HIGHLIGHTS........................................     14

 Selected per-share data and ratios to average net assets

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

By any measure, the US stock market presented investors with a challenge during the past six months. With economic conditions deteriorating, even high-quality large company stocks, which are often a haven in trying economic times, provided little opportunity to achieve positive results. Against this volatile backdrop, Liberty Focus Fund Class A's six-month return was disappointing, although not completely unexpected.

      The upheaval in the markets was a fresh reminder why basic principles like a clear objective, a long-term perspective and diversification are key to investment success. Historically, stock market advances have overcome short-term setbacks. Stocks have also outperformed both bonds and cash over the long term.

      Your fund's portfolio manager, David Brady, exhibited just this type of patience during the period. Even as strong market rotation drove many growth stocks out of favor, he continued to search out large company stocks which he believed to have above-average potential to grow over the long run - in other words, the best growth stocks he could find. This singular focus, regardless of prevailing investment fads and economic trends, has helped the fund achieve positive double-digit returns in prior years. We believe that remaining true to this approach will be the key to strong results in the future as well.

      As always, we thank you for choosing Liberty Focus Fund Class A and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
May 10, 2001

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Liberty Focus Fund Class A provided sub-par returns during the six months ended March 31, 2001. The fund's class A shares had a total return of negative 26.08% without a sales charge, underperforming the Standard & Poor's 500 Index which lost 18.74% during the period. This is partially attributable to the fact that the fund has a relatively concentrated portfolio of just 23 stocks, so movements in the price of any stock, for better or worse, will have a larger impact on the fund's total return than if it contained more holdings. In addition, the fund's technology and telecommunications holdings were particularly hard-hit in November and December 2000. Although the fund outperformed the index and its peer group in the first months of 2001, the gains were insufficient to outweigh the earlier losses.

SLOWING ECONOMY CAUSED STOCK MARKET TO ROTATE
The US economy decelerated during the period. Investors responded by focusing increasingly on companies that appeared most likely to meet earnings projections in a weak economic scenario. Industrial sectors like financials, health care and energy led the market at various points. High-growth sectors like technology and biotechnology lost ground.

      Some of the technology holdings that performed poorly during the period had been among our strongest performers in previous months. For example, data network storage firm EMC and software company Rational Software (2.3% and 2.3% of net assets, respectively) weighed down the portfolio's performance.

STORAGE STOCKS DID NOT LIVE UP TO EXPECTATIONS
Against this backdrop of negative sentiment toward growth stocks, the fund's data-storage stocks took a beating. Stocks of data storage companies were among the fund's best-performing issues as fiscal 2000 wound to a close last September. We believed they would remain so because a computer- and Internet-reliant world generates ever-growing amounts of data that must be stored. Unfortunately, many Internet companies closed their doors over the past six months, flooding the secondary market with their (often brand-new) storage devices. Other businesses began purchasing that equipment at deep discounts, and demand for new equipment from the various storage-device manufacturers declined rapidly.

      We pared back the fund's position in data storage stocks in December but have held tight since then. On one hand, there is no way to be certain how long it will take for the marketplace to absorb the secondhand equipment now available. On the other, the world continues to generate and store an ever-increasing amount of data. For now, we have assumed a wait-and-see attitude toward these stocks.

FINANCIAL AND UTILITIES STOCKS FARED BETTER
The fund's financial services and energy holdings fared better than most of its technology holdings. For instance, the stocks of Household International and Southtrust (8.4% and 8.4% of net assets, respectively) benefited from falling interest rates. Household International is a major provider of consumer loans and credit cards. Southtrust is a holding company for Southtrust Bank and several affiliated companies. These stocks chalked up price gains as investors came to expect that the Federal Reserve (the Fed) would lower its key short-term rates in order to stimulate economic growth. Once the Fed actually made its cuts (a total of 1.5% between January and March), investor sentiment became even more positive.

      On the energy front, the story has been one of natural gas supply shortages and exceptionally cold winter weather that drove up demand. The results were an unprecedented price increase for natural gas, and big revenue and earnings increases for power-generating companies like Calpine (5.2% of net assets). We purchased this stock earlier in the year because the company exhibited characteristics we seek in a stock: strong fundamentals, excellent management, a solid competitive position and, consequently, the potential to multiply earnings over time. Since then, Calpine has become a leading supplier of power in the West and has developed a reputation for operating plants that pollute less than its competitors. Calpine was one of the companies chosen by California's government to provide additional power to offset that state's recent energy-supply problems, which has helped it to achieve a gain over the six-month period.

AN UNCERTAIN OUTLOOK FOR THE NEAR TERM
Going forward, we believe that, consumers will hold the key to determining how quickly the stock market recovers. Although we expect continued volatility as the market digests negative economic and earnings news, we believe the worst is behind us. The manufacturing side of the US economy lost much of its steam in the last six months, but consumers continued to spend. Real personal consumption expenditures grew at an annualized rate of 2% to 3%. If consumers stay on that path, the economy could regain its momentum sooner rather than later. That, in turn, would likely boost confidence in the stock market. Additional interest rate cuts, along with President Bush's tax package, could also provide the stimulus needed to revive the economy.

      We remain cautiously optimistic about the prospects for the US equity market. However, it seems doubtful that the headlines will broadcast a more positive message in the immediate future. The market is still adjusting its ideas about how to fairly price technology-related stocks, and we expect that will keep the market off keel awhile longer. In the meantime, we view this as an opportunity to selectively purchase promising stocks in the technology sector and other oversold segments of the market, where there are some quality companies currently selling at attractive prices.

/s/ David P. Brady
David P. Brady

DAVID P. BRADY has managed the fund since June 1998. He holds a BS degree in finance, graduating magna cum laude from the University of Arizona, and an MBA degree from the University of Chicago.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. As a non-diversified mutual fund, the fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the fund may have an increased risk of loss compared to a similar diversified mutual fund.

BOUGHT

BEA Systems (1.8% of net assets), an Internet infrastructure company, was recently added to the portfolio. BEA develops software platforms that allow other companies to easily write Web-based applications. The company has been growing rapidly and has quickly become a dominant competitor, setting the standard for Web applications development software.

SOLD

We liquidated the fund's position in WorldCom, the global telecommunications enterprise, after the company failed to merge with Sprint and then announced a very disappointing restructuring plan. Among other things, the plan showed a decided lack of concern for building shareholder value.

HIGHLIGHTS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                          Periods ended March 31, 2001

                                                             Six Months
                                                            (cumulative)           One Year               Life*
                                                          -----------------    -----------------    -----------------
                                                          Without     With     Without     With     Without     With
                                                           Sales     Sales      Sales     Sales      Sales     Sales
                                                          Charge     Charge    Charge     Charge    Charge     Charge
                                                          -------    ------    -------    ------    -------    ------
Liberty Focus Fund Class A                                -26.08%    -30.32%   -18.36%    -23.04%    6.79%      4.52%

* The fund commenced operations on 6/26/98.

Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

6/26/98 - 3/31/01

LIBERTY FOCUS FUND CLASS A

                                       CLASS A WITHOUT SALES    CLASS A WITH SALES                            MORNINGSTAR LARGE
                                              CHARGE                  CHARGE             S&P 500 INDEX          BLEND CATEGORY
                                              --------------    ------------------       -------------        -----------------
6/26/1998                                    10000.00                9425.00               10000.00               10000.00
                                              9789.54                9226.64                9894.00                9833.00
                                              8209.51                7737.46                8464.32                8420.98
                                              8729.17                8227.24                9006.88                8869.57
10/31/1998                                    9108.89                8585.13                9738.24                9516.25
                                              9808.45                9244.47               10328.40               10051.50
                                             10328.30                9734.42               10923.30               10658.00
                                             10808.60               10187.10               11379.90               10997.40
                                             10588.10                9979.26               11026.00               10647.20
                                             11578.10               10912.30               11467.00               11030.10
4/30/1999                                    11757.50               11081.50               11910.80               11421.60
                                             11707.00               11033.80               11629.70               11185.50
                                             12367.20               11656.10               12272.80               11780.70
                                             12077.80               11383.40               11891.10               11460.50
                                             11627.30               10958.80               11831.70               11330.20
                                             11777.30               11100.10               11507.50               11072.60
10/31/1999                                   12487.50               11769.50               12235.90               11682.10
                                             13146.80               12390.90               12484.30               11968.40
                                             14251.20               13431.70               13218.40               12745.50
                                             13695.40               12907.90               12554.80               12201.40
                                             13778.90               12986.60               12317.50               12241.80
                                             14681.40               13837.30               13522.20               13231.70
4/30/2000                                    13894.50               13095.60               13115.20               12825.00
                                             13117.80               12363.50               12846.30               12507.80
                                             14398.10               13570.20               13162.30               12879.50
                                             14314.60               13491.50               12957.00               12690.40
                                             16970.00               15994.20               13761.60               13539.50
                                             16214.80               15282.40               13035.00               12875.20
10/31/2000                                   15668.40               14767.40               12980.20               12703.90
                                             13170.80               12413.50               11957.40               11643.50
                                             13584.40               12803.30               12016.00               11817.20
                                             14129.10               13316.70               12442.60               12126.80
                                             12724.70               11993.00               11309.00               11027.50
3/31/2001                                    11988.00               11299.00               10593.20               10283.00

Liberty Focus Fund Class A is a class of Stein Roe Focus Fund (the "fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate semiannual report.

The above illustration assumes a $10,000 investment made on June 26, 1998 (June 30, 1998 for the index and Morningstar category), and reinvestment of income and capital gain distributions.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment returns. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete or timely. It shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

         TOP 10 EQUITY HOLDINGS AS OF MARCH 31, 2001 (% OF NET ASSETS)

Household International                         8.4
Southtrust                                      8.4
Duke Energy                                     7.4
Comcast                                         6.2
Fannie Mae                                      5.8
Microsoft                                       5.7
Calpine                                         5.2
American Home Products                          5.1
MBNA                                            4.9
Safeway                                         4.8

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

                                  [BAR CHART]

TOP FIVE SECTORS, %
(March 31, 2001)
Financials                                      29.1
Utilities                                       20.9
Technology                                      20.3
Consumer Staples                                18.5
Health Care                                      7.1

Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings or sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the Advisors defined criteria as used in the investment process.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
MARCH 31, 2001 (UNAUDITED)
(All amounts in thousands)

COMMON STOCKS - 95.8%                                           SHARES       VALUE
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 10.7%
BROADCASTING & CABLE - 6.1%
Comcast Corp., Special Class A..............................        85      $ 3,565
                                                                            -------
MOVIES & ENTERTAINMENT - 4.6%
Viacom, Inc. Class B (a)....................................        60        2,643
                                                                            -------
-----------------------------------------------------------------------------------
CONSUMER STAPLES - 4.8%
Safeway, Inc. (a)...........................................        50        2,758
                                                                            -------
-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 19.1%
CONSUMER FINANCE
Fannie Mae..................................................        42        3,343
Household International, Inc. ..............................        82        4,875
MBNA Corp. .................................................        85        2,814
                                                                            -------
                                                                             11,032
                                                                            -------
-----------------------------------------------------------------------------------
FINANCIALS - 8.4%
Southtrust Corp.............................................       106        4,840
                                                                            -------
-----------------------------------------------------------------------------------
HEALTH CARE - 7.1%
BIOTECHNOLOGY - 2.0%
Genentech, Inc. (a).........................................        23        1,161
                                                                            -------
PHARMACEUTICALS - 5.1%
American Home Products Corp.................................        50        2,938
                                                                            -------
-----------------------------------------------------------------------------------
SOFTWARE & SERVICES - 13.6%
APPLICATIONS SOFTWARE - 4.1%
BEA Systems, Inc. (a).......................................        35        1,028
Rational Software Corp. (a).................................        75        1,331
                                                                            -------
                                                                              2,359
                                                                            -------
INTERNET SOFTWARE & SERVICES - 2.4%
America Online, Inc. (a)....................................        35        1,405
                                                                            -------
SYSTEMS SOFTWARE - 7.1%
Microsoft Corp. (a).........................................        60        3,281
Transmeta Corp. (a).........................................        42          809
                                                                            -------
                                                                              4,090
                                                                            -------
-----------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
COMPUTER HARDWARE - 3.8%
Apple Computer, Inc.........................................       100        2,207
                                                                            -------

COMPUTER STORAGE & PERIPHERALS - 3.6%
EMC Corp. (a)...............................................        46        1,352
Network Appliance, Inc. (a).................................        45          757
                                                                            -------

                                                                              2,109
                                                                            -------

NETWORKING EQUIPMENT - 1.1%
Cisco Systems, Inc. (a).....................................        40          629
                                                                            -------

-----------------------------------------------------------------------------------

See notes to investment portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                SHARES       VALUE
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 3.8%
Vodafone Group PLC, ADR.....................................        80      $ 2,172
                                                                            -------

-----------------------------------------------------------------------------------
UTILITIES - 19.8%
Calpine Corp. (a)...........................................        55        3,029
Duke Energy Corp............................................       100        4,274
Enron Corp. ................................................        35        2,033
Kinder Morgan, Inc. ........................................        40        2,128
                                                                            -------

                                                                             11,464
                                                                            -------

TOTAL COMMON STOCKS (cost of $55,032)(b)....................                 55,372
                                                                            -------

SHORT-TERM OBLIGATIONS - 3.8%                                   PAR
-----------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.8%
UBS Financial
  5.400% (c) 04/02/01
  (cost of $2,190)..........................................    $2,190        2,190
                                                                            -------

-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 0.4%....................                    247
                                                                            -------

NET ASSETS - 100.0%.........................................                $57,809
                                                                            =======


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Non-income producing securities.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at time of purchase.

          ACRONYM                      NAME
   ---------------------    ---------------------------
            ADR             American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
MARCH 31, 2001 (UNAUDITED)
(All amounts in thousands, except per-share data and footnotes)

ASSETS
Investments at value (cost $55,032).........................          $55,372
Short-term obligations......................................            2,190
                                                                      -------
                                                                       57,562
Cash........................................................  $  5
Receivable for:
  Fund shares sold..........................................    10
  Investments sold..........................................   265
  Dividends.................................................    53
  Other.....................................................    16        349
                                                              ----    -------
Total Assets................................................           57,911
LIABILITIES
Payable for Fund shares repurchased.........................     5
Accrued:
  Management Fee............................................    36
  Administration Fee........................................     7
  Bookkeeping Fee...........................................     2
  Transfer Agent Fee........................................    11
  Other.....................................................    41
                                                              ----
Total Liabilities...........................................              102
                                                                      -------
  Net Assets................................................          $57,809
                                                                      =======
COMPOSITION OF NET ASSETS
Paid in capital.............................................          $61,791
Accumulated net investment loss.............................             (162)
Accumulated net realized loss...............................           (4,160)
Net unrealized appreciation.................................              340
                                                                      -------
Net Assets..................................................          $57,809
                                                                      =======
CLASS A
Net asset value & redemption price per share ($1/(b)).......          $  9.90(a)
                                                                      -------
Maximum offering price per share ($9.90/0.9425).............          $ 10.50(c)
                                                                      -------
CLASS S
Net asset value, redemption price & offering price per share
  ($57,808/5,827)...........................................          $  9.92
                                                                      -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Rounds to less than one.
(c) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
(All amounts in thousands)

INVESTMENT INCOME
Dividends...................................................             $    196
Interest....................................................                  110
                                                                         --------
  Total Investment Income...................................                  306
EXPENSES
Management fee..............................................  $   255
Administration fee..........................................       51
12b-1 Service fee...........................................       (a)
Transfer agent fees.........................................       75
Bookkeeping fee.............................................       13
Trustees' fee...............................................        7
Custodian fees..............................................        2
Audit fee...................................................       11
Legal fee...................................................        1
Registration fee............................................       18
Reports to shareholders.....................................        7
Other.......................................................       28
                                                              -------
                                                                  468
Fee waived by Distributor...................................       (a)
Custodian credits earned....................................       (a)        468
                                                              -------    --------
  Net Investment Loss.......................................                 (162)
                                                                         --------
NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
Net realized loss...........................................   (2,967)
Net change in unrealized appreciation/depreciation during
  the period................................................  (17,567)
                                                              -------
  Net Loss..................................................              (20,534)
                                                                         --------
Decrease in Net Assets from Operations......................             $(20,696)
                                                                         ========

(a) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                               (UNAUDITED)
                                                               SIX MONTHS
                                                                  ENDED         Year Ended
                                                                MARCH 31,      September 30,
                                                                  2001            2000(a)
INCREASE (DECREASE) IN NET ASSETS                             -------------    -------------
OPERATIONS:
Net investment loss.........................................  $       (162)    $        (415)
Net realized gain (loss)....................................        (2,967)            8,802
Net unrealized appreciation/depreciation....................       (17,567)           13,492
                                                              -------------    -------------
     Net Increase (Decrease) from Operations................       (20,696)           21,879
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains - Class A...........................            (b)               --
From net realized gains - Class S...........................        (9,199)           (3,219)
                                                              -------------    -------------
                                                                   (29,895)           18,660
                                                              -------------    -------------
FUND SHARE TRANSACTIONS:
Receipt for shares sold - Class A...........................            (b)                1
                                                              -------------    -------------
Receipt for shares sold - Class S...........................          5,861           15,206
Value of distributions reinvested - Class S.................          9,016            3,156
Cost of shares repurchased - Class S........................        (6,825)          (17,018)
                                                              -------------    -------------
                                                                      8,052            1,344
                                                              -------------    -------------
Net Increase from Fund Share Transactions...................          8,052            1,345
                                                              -------------    -------------
Total Increase (Decrease) in net assets.....................       (21,843)           20,005
NET ASSETS
Beginning of period.........................................         79,652           59,647
                                                              -------------    -------------
End of period (including accumulated net investment loss of
  $162 and $0, respectively)................................  $      57,809    $      79,652
                                                              -------------    -------------
NUMBER OF FUND SHARES
Sold - Class A..............................................            (b)              (b)
                                                              -------------    -------------
Sold - Class S..............................................            469            1,123
Issued for distributions reinvested - Class S...............            790              247
Repurchased - Class S.......................................          (587)           (1,278)
                                                              -------------    -------------
                                                                        672               92
                                                              -------------    -------------

(a) Class A shares were initially offered on July 31, 2000.
(b) Rounds to less than one.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

MARCH 31, 2001
NOTE 1. ORGANIZATION

Liberty Focus Fund - Class A and Stein Roe Focus Fund - Class S (collectively the "Fund") is a series of Liberty Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate semi-annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service and distribution fee and Class A and Class S Transfer Agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Class A net investment income per share data reflects the service fee per share applicable to Class A shares.

      Class A's ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the period by the service fee applicable to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe and Farnham Inc. (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows:

                                            ANNUAL
           AVERAGE NET ASSETS              FEE RATE
           ------------------              --------
First $500 million.......................      0.75%
Next $500 million........................      0.70%
Next $500 million........................      0.65%
Over $1.5 billion........................      0.60%

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

                                            ANNUAL
           AVERAGE NET ASSETS              FEE RATE
           ------------------              --------
First $500 million.......................     0.150%
Next $500 million........................     0.125%
Next $500 million........................     0.100%
Over $1.5 billion........................     0.075%

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee to equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A shares. Transfer agent fees for Class S shares are described in the Fund's Class S prospectus.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2001, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

EXPENSE LIMITS

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

For the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $26,317,484 and $23,920,691, respectively.

      Unrealized appreciation (depreciation) for the six months ended March 31, 2001 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation..........  $ 7,460,123
Gross unrealized depreciation..........   (7,119,747)
                                         -----------
     Net unrealized appreciation.......  $   340,376
                                         ===========

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively.

Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreements.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the six months ended March 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade Inc. during the six months were $3,510.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY FOCUS FUND

                                                                             CLASS A
                                                                ---------------------------------
                                                                  (UNAUDITED)
                                                                   SIX MONTHS          PERIOD
                                                                     ENDED              ENDED
                                                                   MARCH 31,        SEPTEMBER 30,
                                                                      2001             2000(a)
                                                                ----------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $          15.45    $       13.64
                                                                ----------------    -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)..................................               (0.04)          (0.01)
Net realized and unrealized gain (loss).....................               (3.76)            1.82
                                                                ----------------    -------------
Total from investment operations............................               (3.80)            1.81
                                                                ----------------    -------------
Less Distributions Declared to Shareholders:
From net realized gains.....................................               (1.75)              --
                                                                ----------------    -------------
Net Asset Value, End of Period..............................    $           9.90    $       15.45
                                                                ================    =============
Total Return (d)(e)(f)......................................             (26.08%)          13.27%
RATIOS TO AVERAGE NET ASSETS
Expenses (c)(g)(h)..........................................               1.63%            1.59%
Net investment loss (c)(g)(h)...............................              (0.72%)         (0.55%)
Portfolio turnover rate.....................................                 29%              77%
Net assets at end of period (000's).........................    $              1    $           1

(a) Class A shares were initially offered on July 31, 2000. Per share date reflects activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Net of fees waived or reimbursed by affiliates, if applicable.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Had the affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Focus Fund Class A is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Focus Fund Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Focus Fund Class A

                               GIVE ME LIBERTY.(R)


Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. Liberty offers a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.


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Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

                                                                  --------------
Liberty Focus Fund Class A   Semiannual Report, March 31, 2001      PRSRT STD
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           Liberty Funds Distributor, Inc. (C)2001
           One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com